Exhibit 1.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common units representing limited partner interests in Kimbell Royalty Partners, LP, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof each of the undersigned, being duly authorized, hereby execute this Joint Filing Agreement on the date set forth below.

Date: April 4, 2019

PEP I Holdings, LLC

By:	EnCap Energy Capital Fund VI, L.P.,
its Managing Member

By:	EnCap Equity Fund VI GP, L.P.,
its General Partner

By:	EnCap Investments L.P.,
its General Partner

By:	EnCap Investments GP, L.L.C.,
its General Partner

By:	/s/ D. Martin Phillips
Name:	D. Martin Phillips
Title:	Managing Partner

PEP II Holdings, LLC

By:	EnCap Energy Capital Fund VII, L.P.,
its Managing Member

By:	EnCap Equity Fund VII GP, L.P.,
its General Partner

By:	EnCap Investments L.P.,
its General Partner

By:	EnCap Investments GP, L.L.C.,
its General Partner

By:	/s/ D. Martin Phillips
Name:	D. Martin Phillips
Title:	Managing Partner

PEP III Holdings, LLC

By:	EnCap Energy Capital Fund VIII, L.P.,
its Managing Member

By:	EnCap Equity Fund VIII GP, L.P.,
its General Partner

By:	EnCap Investments L.P.,
its General Partner

By:	EnCap Investments GP, L.L.C.,
its General Partner

By:	/s/ D. Martin Phillips
Name:	D. Martin Phillips
Title:	Managing Partner

EnCap Energy Capital Fund VI, L.P.

By:	EnCap Equity Fund VI GP, L.P.,
its General Partner

By:	EnCap Investments L.P.,
its General Partner

By:	EnCap Investments GP, L.L.C.,
its General Partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap VI-B Acquisitions, L.P.

By:	EnCap VI-B Acquisitions GP, LLC,
its General Partner

By:	EnCap Energy Capital Fund VI-B, L.P.,
its Sole Member

By:	EnCap Equity Fund VI GP, L.P.,
its General Partner

By:	EnCap Investments L.P.,
its General Partner

By:	EnCap Investments GP, L.L.C.,
its General Partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap Energy Capital Fund VII, L.P.

By:	EnCap Equity Fund VII GP, L.P.,
its General Partner

By:	EnCap Investments L.P.,
its General Partner

By:	EnCap Investments GP, L.L.C.,
its General Partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap Energy Capital Fund VIII, L.P.

By:	EnCap Equity Fund VIII GP, L.P.,
its General Partner

By:	EnCap Investments L.P.,
its General Partner

By:	EnCap Investments GP, L.L.C.,
its General Partner

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner

EnCap Partners GP, LLC

By:	/s/ Robert L. Zorich
Name:	Robert L. Zorich
Title:	Managing Partner